FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

At an adjourned special meeting of shareholders of Telephone and Data Systems, Inc. (“TDS”) held on January 13, 2012, the following number of votes were cast for the following resolutions by shareholders.  On January 13, 2012, TDS issued a press release to disclose the voting results, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

1.         Revised Share Consolidation Amendment - Statutory Vote.

This proposal received the following votes and was approved:

	For	Against	Abstain	Non Vote	Total Represented	Not Represented	Total Outstanding
Series A Common Shares	63,528,498	243	—	—	63,528,741	1,853,019	65,381,760
Common Shares	38,873,410	4,485,235	301,497	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	—	15	8,285	8,300
Total Voting Power	102,401,923	4,485,478	301,497	—	107,188,898	8,163,935	115,352,833

Class Vote Common Shares	38,873,410	4,485,235	301,497	—	43,660,142	6,302,631	49,962,773

Class Vote Special Common Shares	36,192,246	4,132,321	156,103	—	40,480,670	6,405,379	46,886,049

Class Vote Series A Common Shares	63,528,498	243	—	—	63,528,741	1,853,019	65,381,760

2.         Revised Share Consolidation Amendment - Ratification Vote.

This proposal received the following votes and was approved:

	For	Against	Abstain	Non Vote	Total Represented	Not Represented	Total Outstanding
Common Shares	38,823,515	4,512,406	324,221	—	43,660,142	6,302,631	49,962,773
Less Affiliated	(136,383)	—	—	—	(136,383)	(18,399)	(154,782)
Unaffiliated	38,687,132	4,512,406	324,221	—	43,523,759	6,284,232	49,807,991

Special Common Shares	36,174,276	4,135,012	171,382	—	40,480,670	6,405,379	46,886,049
Less Affiliated	(6,399,146)	—	—	—	(6,399,146)	(12,368)	(6,411,514)
Unaffiliated	29,775,130	4,135,012	171,382	—	34,081,524	6,393,011	40,474,535

3.         Revised Vote Amendment - Statutory Vote.

This proposal received the following votes and was approved:

	For	Against	Abstain	Non Vote	Total Represented	Not Represented	Total Outstanding
Series A Common Shares	63,528,498	243	—	—	63,528,741	1,853,019	65,381,760
Common Shares	38,820,217	4,537,455	302,470	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	—	15	8,285	8,300
Total Voting Power	102,348,730	4,537,698	302,470	—	107,188,898	8,163,935	115,352,833

Class Vote Common Shares	38,820,217	4,537,455	302,470	—	43,660,142	6,302,631	49,962,773

Class Vote Series A Common Shares	63,528,498	243	—	—	63,528,741	1,853,019	65,381,760

4.         Revised Vote Amendment - Ratification Vote.

This proposal received the following votes and was approved:

	For	Against	Abstain	Non Vote	Total Represented	Not Represented	Total Outstanding
Common Shares	38,811,252	4,522,102	326,788	—	43,660,142	6,302,631	49,962,773
Less Affiliated	(136,383)	—	—	—	(136,383)	(18,399)	(154,782)
Unaffiliated	38,674,869	4,522,102	326,788	—	43,523,759	6,284,232	49,807,991

Special Common Shares	36,082,426	4,136,585	261,659	—	40,480,670	6,405,379	46,886,049
Less Affiliated	(6,399,146)	—	—	—	(6,399,146)	(12,368)	(6,411,514)
Unaffiliated	29,683,280	4,136,585	261,659	—	34,081,524	6,393,011	40,474,535

5.         Ancillary Amendment.

This proposal received the following votes and was approved:

	For	Against	Abstain	Non Vote	Total Represented	Not Represented	Total Outstanding
Series A Common Shares	63,528,498	243	—	—	63,528,741	1,853,019	65,381,760
Common Shares	43,147,022	200,076	313,044	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	—	15	8,285	8,300
Total Voting Power	106,675,535	200,319	313,044	—	107,188,898	8,163,935	115,352,833

6.         Revised 2011 Long-Term Incentive Plan.

This proposal received the following votes and was approved:

	For	Against	Abstain	Total Votes that could be Cast and Present or Represented	Non Vote	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	62,840,681	688,060	—	63,528,741	—	63,528,741	1,853,019	65,381,760
Common Shares	39,134,629	3,609,348	916,165	43,660,142	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	15	—	15	8,285	8,300
Total Voting Power	101,975,325	4,297,408	916,165	107,188,898	—	107,188,898	8,163,935	115,352,833

7.         Compensation Plan for Non-Employee Directors.

This proposal received the following votes and was approved:

	For	Against	Abstain	Total Votes that could be Cast and Present or Represented	Non Vote	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	62,840,438	688,303	—	63,528,741	—	63,528,741	1,853,019	65,381,760
Common Shares	41,786,242	1,017,040	856,860	43,660,142	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	15	—	15	8,285	8,300
Total Voting Power	104,626,695	1,705,343	856,860	107,188,898	—	107,188,898	8,163,935	115,352,833

8.         Revised Adjournment Proposal.

This proposal received the following votes and was approved:

	For	Against	Abstain	Total Votes that could be Cast and Present or Represented	Non Vote	Total Represented	Not Represented	Total Outstanding

Series A Common Shares	63,528,741	—	—	63,528,741	—	63,528,741	1,853,019	65,381,760
Common Shares	33,127,763	10,120,392	411,987	43,660,142	—	43,660,142	6,302,631	49,962,773
Preferred Shares	15	—	—	15	—	15	8,285	8,300
Total Voting Power	96,656,519	10,120,392	411,987	107,188,898	—	107,188,898	8,163,935	115,352,833

Although Proposal 8 was adopted by the shareholders, Proposal 8 was not implemented because Proposals 1-4 were approved by the shareholders at the meeting.

Item 9.01                                             Exhibits.

(d)                                 Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	January 18, 2012

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

99.1	Press Release dated January 13, 2012

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement